UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2017

Nivalis Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37449	20-8969493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3122 Sterling Circle, Suite 200

Boulder, CO 80301

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 945-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01                   Other Events

On April 28, 2017, representatives of Alpine Immune Sciences, Inc.’s (“Alpine”) management team delivered a presentation to certain Alpine stockholders. A copy of the presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Nivalis, Alpine, the proposed transaction and other matters.  These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Nivalis, as well as assumptions made by, and information currently available to, management.  Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the transaction are not satisfied, including the failure to timely or at all obtain stockholder approval for the transaction; uncertainties as to the timing of the consummation of the transaction and the ability of each of Nivalis and Alpine to consummate the transaction; risks related to Nivalis’ ability to correctly estimate its operating expenses and its expenses associated with the transaction; risks related to the market price of Nivalis’ common stock relative to the exchange ratio; the ability of Nivalis or Alpine to protect their respective intellectual property rights; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Nivalis’ most recent Annual Report on Form 10-K, and Nivalis’ recent Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the SEC. Nivalis can give no assurance that the conditions to the transaction will be satisfied. Except as required by applicable law, Nivalis undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the United States Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transaction between Nivalis and Alpine, Nivalis intends to file relevant materials with the SEC, including a registration statement that will contain a proxy statement and prospectus. NIVALIS URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NIVALIS, THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Nivalis with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov.  In addition, investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Nivalis with the SEC by contacting Investor Relations by mail at Attn: Investor Relations, 3122 Sterling Circle, Boulder, Colorado, 80301.  Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

Nivalis and Alpine, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Nivalis’ directors and executive officers is included in Nivalis’ Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 13, 2017, and the proxy statement for Nivalis’ 2017 annual meeting of stockholders, filed with the SEC on April 6, 2017.  Additional information regarding these persons and their interests in the transaction will be included in the proxy statement relating to the transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated below.

Item 9.01 Financial Statements and Exhibits

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2017	NIVALIS THERAPEUTICS, INC.

	By:	/s/ R. Michael Carruthers
Name: R. Michael Carruthers
Title: Interim President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation delivered to certain Alpine Stockholders on April 28, 2017.